UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 October 4, 2006
                -------------------------------------------------
                Date of Report (Date of earliest event reported)


                            IVI COMMUNICATIONS, INC.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


    Nevada                           0-32797                     33-0965560
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
of incorporation)                                         Identification Number)


                              555 H Street, Suite H
                                Eureka, CA 95501
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (707) 444-6617
             ------------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                 Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

        By vote of a majority of the issued and outstanding shares of IVI Communications common and preferred stock as of the date of record for the Annual Meeting of the shareholders Nyhl Henson and Charles Roodenburg were elected as Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year

        By vote of a majority of the issued and outstanding shares of IVI Communications common and preferred stock as of the date of record for the Annual Meeting of the shareholders the Articles of Incorporation were amended to increase the Company's authorized shares of common stock to four hundred million shares and to approve the Amendment of the Articles of Incorporation to increase the authorized capital from 100,000,000 to 400,000,000 common shares.

        By vote of a majority of the issued and outstanding shares of IVI Communications common and preferred stock as of the date of record for the Annual Meeting of the shareholders the Articles of Incorporation were amended to amend the Articles of Incorporation to allow shareholder action by written consent of a majority of common shareholders pursuant to Nevada Revised Statute 78.320(2).


                            Section 8 - Other Events

Item 8.01 Other Events

         By vote of a majority of the issued and outstanding shares of IVI Communications common and preferred stock as of the date of record for the Annual Meeting of the shareholders the appointment of Bagell, Josephs, Levine & Company, L.L.C. was ratified as the independent accountants for the period ending March 31, 2007.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 4, 2006                  IVI COMMUNICATIONS, INC.



                                        By: /s/ Charles Roodenburg
                                            ------------------------------------
                                            Charles Roodenburg
                                            Chief Financial Officer